EXHIBIT 10.1

                                    AGREEMENT
                                    ---------

         THIS AGREEMENT is executed effective the 14th day of February, 2006, by and among QUEST MINERALS & MINING CORP., a Utah corporation ("Quest"), GWENCO, INC., a Kentucky corporation ("Gwenco"), QUEST ENERGY, LTD., a Kentucky corporation ("QEL"), and PROFESSIONAL TRADERS FUND LLC, a New York limited liability company ("PTF").

                                R E C I T A L S:

         WHEREAS, pursuant to that certain Unit Purchase Agreement (the "Unit Agreement") dated as of February 22, 2005, Quest issued to PTF (i) a 7% senior secured convertible promissory note due March 31, 2006 in the aggregate principal amount of $350,000.00 (the "Unit Note"), and (ii) a Series A Warrant (the "Series A Warrant") to purchase (a) up to 2,100,000 shares of Quest common stock, par value $0.001 per share ("Common Stock") and (b) a Series B Warrant (the "Series B Warrant") to purchase up to an additional 2,100,000 shares of Common Stock;

         WHEREAS, pursuant to the Unit Agreement, Quest issued to PTF (i) a 7% senior secured convertible promissory note due April 18, 2006 in the aggregate principal amount of $50,000.00 (the "April Unit Note"), and (ii) a Series A Warrant (the "April Series A Warrant") to purchase (a) up to 150,000 shares of Common Stock and (b) a Series B Warrant to purchase up to an additional 150,000 shares of Common Stock;

         WHEREAS, on December 14, 2005, PTF exercised the Series A Warrant on a "cashless" basis, pursuant to which PTF contends it was entitled to receive (i) 700,000 shares of Common Stock and (ii) a Series B Warrant to purchase 2,100,000 shares of Common Stock;

         WHEREAS, on December 14, 2005, PTF also exercised the April Series A Warrant on a "cashless" basis, pursuant to which PTF contends it was entitled to receive (i) 50,000 shares of Common Stock and (ii) a Series B Warrant to purchase 150,000 shares of Common Stock;

         WHEREAS, in connection with the Unit Agreement, Quest and PTF entered into that certain Registration Rights Agreement dated as of February 22, 2005 (the "Unit Registration Rights Agreement") pursuant to which Quest agreed to register the shares of Common Stock issuable to PTF upon conversion of the Unit Notes, exercise of the Series A Warrants, and exercise of the Series B Warrants;

         WHEREAS, PTF contends that Quest is currently in default under the Unit Registration Rights Agreement;

         WHEREAS, on January 13, 2006, PTF commenced an action against Quest in the United States District Court for the Southern District of New York, Case No. 06-CV-00309, alleging, among other things, breach by Quest of the Series A Warrants (the "Unit Litigation");

         WHEREAS, Quest and PTF entered into that certain Credit Agreement dated as of May 16, 2005 (the "Credit Agreement"), pursuant to which PTF agreed to loan Quest up to $500,000.00;
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         WHEREAS, pursuant to the Credit Agreement, Quest has drawn down
$269,500.00 and has repaid $5,500.00, such amounts drawn under the Credit Agreement evidenced by that certain promissory note dated as of May 16, 2005 in an amount of up to $500,000.00 made by Quest in favor of PTF (the "Credit Agreement Note");

         WHEREAS, PTF has alleged that Quest has failed to pay the outstanding principal amount of $264,000.00 (and all accrued interest) due on the August 19, 2005 maturity date and that Quest is currently in default under the Credit Agreement Note;

         WHEREAS, PTF contends that, under the Credit Agreement, Quest agreed to pay PTF's cost of collection and enforcement, including outside counsel's legal fees ("PTF Collection Fees");

         WHEREAS, on November 2, 2005, PTF commenced an action against Quest and Gwenco in the United States District Court for the Southern District of New York, Case No. 05-CV-9311, to collect all amounts owing under the Credit Agreement Note, including PTF Collection Fees (the "Credit Agreement Litigation");

         WHEREAS, on November 3, 2005, PTF commenced an action against Quest, QEL, and Gwenco in the Pike County Circuit Court for the Commonwealth of Kentucky, Case No. 05-CI-01494, to collect all amounts owing under the Credit Agreement Note, including PTF Collection Fees, and to seek judicial foreclosure on certain assets held by Gwenco pursuant to the Security Agreement and the Mortgage (the "Kentucky Litigation");

         WHEREAS, in connection with the Credit Agreement, Quest issued PTF a warrant, dated May 16, 2005, to purchase up to 10,260,028 shares of Common Stock (the "PTF Credit Warrant");

         WHEREAS, in connection with the Credit Agreement and the issuance of the PTF Credit Warrant, Quest and PTF entered into that certain Registration Rights Agreement dated as of May 16, 2005 (the "Credit Registration Rights Agreement") pursuant to which Quest agreed to register shares of its common stock issuable to PTF upon conversion of the PTF Credit Warrant;

         WHEREAS, PTF contends that Quest is currently in default under the Credit Registration Rights Agreement; and

         WHEREAS, Quest and PTF wish to settle and resolve all disputes arising under the Unit Agreement, the Credit Agreement (collectively, the "Prior Financings"), and any and all documents related thereto (collectively, the "Prior Financing Documents").

         NOW, THEREFORE, in consideration of the mutual agreements between the parties, it is agreed as follows:

1. RESTRUCTURE. Pursuant to this Agreement, the parties agree to a complete restructuring of the obligations under the Prior Financing Documents thereunder, all to be effectuated through the issuance of amended and restated instruments, new instruments, and common stock. This Agreement together with all

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notes, security agreements, mortgages, guaranties, securities and other documents and instruments executed to effectuate this Agreement shall be referred to hereafter as the "Restructure Documents."

2. CLOSING. Subject to all of the terms and conditions set forth in this Agreement being satisfied, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of the Quest's counsel on such date, at such place and at such time (the "Closing Date") within two (2) business days after the satisfaction or waiver of the last of the conditions set forth in Sections 8 and 9 and hereof as shall be determined by the mutual consent of the parties hereto.

3. UNIT AGREEMENT RESTRUCTURING. In accordance with the terms of this Agreement, Quest and PTF shall restructure all obligations under the Unit Agreement (and all related documentation) as follows:

         3.1. Amended and Restated Unit Note. At Closing, Quest will sign an amended and restated Unit Note (the "Amended and Restated Unit Note") in form and substance and payable on the terms approved by PTF in the aggregate principal amount of $350,000.00 in favor of PTF, which note shall be payable on or before February 22, 2007. This Amended and Restated Unit Note will initially be convertible into Common Stock ("Unit Conversion Shares") at a rate of $.075 per share; provided, however, that, in the event that the Market Price (as defined herein) of Common Stock is less than $0.10 for ten (10) consecutive trading days, the conversion price will be reduced to $0.05 per share; provided, further, that if the Market Price of Common Stock is less $0.05 for ten (10) consecutive trading days, the conversion price will become the lesser of (i) $0.05 per share and (ii) 70% of the average of the 5 closing bid prices of Quest's common stock immediately preceding such conversion date. In the event that the Market Price of the Common Stock is less than $0.01 for ten (10) consecutive trading days, the Amended and Restated Unit Note will become immediately due and payable. "Market Price" shall mean the average of the closing bid prices of the Common Stock as reported by Bloomberg LP for the principal securities exchange or trading market for Common Stock. The conversion price of the Amended and Restated Unit Note will be subject to proportional adjustment for stock splits, stock dividends, recapitalizations, and the like.

         3.2. Issuance of Quest Common Stock. At Closing, Quest will issue to PTF share certificates representing: (i) 700,000 shares of Common Stock per PTF's exercise of the Series A Warrant to purchase 2,100,000 shares of Common Stock in full on a cashless basis (the "Series A Warrant Shares"), (ii) 233,333 shares of Common Stock per PTF's exercise of the Series B Warrant to purchase 700,000 shares of Quest Common Stock (issued upon exercise of the Series A Warrant) in full on a cashless basis (the "Series B Warrant Shares"), (iii) 50,000 shares of Common Stock per PTF's exercise of the April Series A Warrant to purchase 150,000 shares of Common Stock in full on a cashless basis (the "April Series A Warrant Shares"), and
                  (iv) 16,667 shares of Common Stock per PTF's exercise of the April Series B Warrant to purchase 50,000 shares of Quest

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                  Common Stock (issued upon exercise of the April Series A
                  Warrant) in full on a cashless basis (the "Series B Warrant Shares"). The issuances of Common Stock under this Section 3.2 will constitute full and complete performance by Quest to PTF under the Series A and Series B Warrants.

         3.3. Termination of Unit Agreement. Each of PTF and Quest agree that as of Closing, all of the provisions contained in the Unit Agreement shall, solely as to PTF, be terminated and of no further force and effect. In addition, PTF hereby waives any and all right to any claims or damages previously incurred under the Unit Agreement due to Quest's default thereunder, including any defaults under the Unit Registration Rights Agreement.

         3.4. Termination of Unit Registration Rights Agreement. Each of PTF and Quest agree that as of Closing, all of the provisions contained in the Unit Registration Rights Agreement shall, solely as to PTF, be terminated and of no further force and effect. In addition, PTF hereby waives any and all right to any Liquidated Damages previously incurred under the Unit Registration Rights Agreement due to Quest's default thereunder.

         3.5. Dismissal of Unit Litigation. On the Closing Date, PTF and Quest's counsel shall file a Stipulation for Dismissal without Prejudice with respect to the Unit Litigation in the form attached hereto as Schedule 3.5 (the "Unit Dismissal").

         3.6. New Warrant. At Closing, Quest will issue to PTF a warrant to purchase up to 5,000,000 shares of Common Stock (the "Settlement Warrant"). Such warrant will have an initial exercise price of $0.10 per share and will expire on February 10, 2009. Quest has no obligation to register the shares of Common Stock underlying the Settlement Warrant (the "Settlement Shares") for resale pursuant to an effective registration statement; provided, however, in the event that such Settlement Shares are not registered for resale by February 14, 2007, the holder of the Settlement Warrant will
                  (a) be allowed to exercise the Settlement Warrant on a "cashless" basis, and (b) be entitled to receive a minimum of one-half of one share of Common Stock for each warrant right exercised on a "cashless" basis.

4. CREDIT AGREEMENT RESTRUCTURING. In accordance with the terms of this Agreement, Quest and PTF shall restructure all obligations under the Credit Agreement (and all related documentation) as follows:

         4.1. Repayment of Principal Under Credit Note. On or before closing, Quest shall deliver a check or wire transfer pursuant to the instructions set forth on Schedule 4.1 in the amount of $264,000.00 representing payment in full of all principal owed to PTF by Quest under the Credit Note.

         4.2.     Amended and Restated Credit Note. As payment in full for all:
                  (i) accrued interest due PTF under the Credit Note and (ii) PTF Collection Fees; at Closing, Quest will sign an amended and restated Credit Note (the "Amended and Restated Credit Note") in form and substance and payable on the terms approved

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                  by PTF in the aggregate principal amount of $100,000.00 in favor of PTF, which note shall be payable on the earlier of:
                  July 10, 2006 or the closing of a new debt or equity financing by Quest, or series of related financings, in excess of $1,500,000.00. In addition, upon an "Event of Default" (as defined under the Amended and Restated Credit Note), this note will be convertible into shares of Common Stock ("Credit Conversion Shares") of at an initial conversion rate of $0.10 per share. The conversion price of the Amended and Restated Credit Note will be subject to proportional adjustment for stock splits, stock dividends, recapitalizations, and the like.

         4.3. Amended and Restated PTF Credit Warrant. At Closing, Quest will issue to PTF an amended and restated warrant (the "Amended and Restated PTF Credit Warrant") to purchase up to 10,260,028 shares of Common Stock ("Credit Warrant Shares") of which 2,500,000 shares will be exercisable on a "cashless basis", provided, however, that PTF's ability to utilize such cashless exercise feature will be limited to 400,000 shares of Common Stock per quarter.

         4.4. Amendments/Waivers under Credit Agreement. Pursuant to the terms of this Agreement, the Credit Agreement is hereby amended as follows: (i) the definition of "Maturity Date" is amended to mean: "the earlier of July 10, 2006 or the closing of a new financing by Quest in excess of $1,500,000.00." Any and all defaults under the Credit Agreement prior to the execution of this Agreement are hereby waived by PTF, including any defaults under the Credit Registration Rights Agreement. PTF expressly agrees that, notwithstanding in the Credit Agreement to the contrary, the execution and delivery of this agreement or any of the Restructure Documents shall not constitute a breach of the Credit Agreement or the Amended and Restated Credit Note.

         4.5. Termination of Credit Registration Rights Agreement. Each of PTF and Quest agree that as of Closing, the Credit Registration Rights Agreement shall be terminated and of no further force and effect. In addition, PTF hereby waives any and all right to any Liquidated Damages previously incurred under the Credit Registration Rights Agreement due to Quest's default thereunder.

         4.6. Dismissal of Credit Agreement Litigation and Kentucky Litigation. On the Closing Date, PTF and Quest's counsel shall file a Stipulation for Dismissal without Prejudice with respect to the Credit Agreement Litigation in the form attached hereto as Schedule 4.6(a) (the "Credit Dismissal") and a Stipulation for Dismissal without Prejudice with respect to the Kentucky Litigation in the form attached hereto as
                  Schedule 4.6(b) (the "Kentucky Dismissal").

5. SECURITY. The performance of all covenants and agreements contained in this Agreement and in the other documents executed or delivered as a part of this transaction and the payment of the notes and all renewals, amendments and modifications thereof shall continue to be secured under the following previously executed documents: (i) Amended and Restated Security Agreement, dated as of May 16, 2005 by and between Quest, Gwenco, QEL and ANC Group, Inc. (the "Security Agreement"); (ii) Term Loan Guaranty and Leasehold Mortgage,

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Assignment of Leases and Subleases, Security Agreement and Fixture Filing dated as of May 16, 2005 by Gwenco, Inc. to ANC Group, Inc. (the "Mortgage"); (iii) Collateral Agency and Intercreditor Agreement dated as of May 16, 2005 by and among ANC Group, Inc., Quest, Gwenco, QEL and the creditors listed on Schedule A thereto; (iv) a stipulation for entry of judgment with respect to the Amended and Restated Unit Note in the form attached hereto as Schedule 5(a) (the "Unit Stipulation"); and (vi) a stipulation for entry of judgment with respect to the Amended and Restated Credit Note in the form attached hereto as Schedule 5(b) (the "Credit Stipulation").

6.       SALES PURSUANT TO RULE 144.
         --------------------------

         6.1. Restrictions on Sale. PTF agrees that until February 14, 2008, PTF and its affiliates shall not make any Net Sales (as defined below) of Common Stock held by it on any single day during such period, a number of shares of Common Stock in excess of 30% of the five day daily trading volume of the Common Stock (as reported by Bloomberg Financial Markets (or any successor thereto)) on each day immediately preceding such sale. "Net Sales" means, with respect to any date of determination, the difference of (A) the number of shares of Common Stock sold, including by way of short sales, or otherwise transferred or disposed of, directly or indirectly, on such date of determination by PTF and its affiliates minus
                  (B) the number of shares of Common Stock purchased, directly or indirectly, on such date of determination by PTF and its affiliates.

         6.2. Rule 144. Quest shall file the reports required to be filed by it under the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as PTF may reasonably request, all to the extent required from time to time to enable PTF to sell share of Common Stock held by it without registration under the Securities Act within the limitation of the exemption provided by Rule 144 or Rule 144A. Upon the request by PTF, Quest shall deliver to such holder a written statement as to whether Quest has complied with such requirements. In addition, if any shares of Common Stock issuable under this Agreement, the Series A Warrants, the Series B Warrants, the Amended and Restated Unit Note, the Settlement Warrant, the Amended and Restated Credit Note, or the Amended and Restated PTF Credit Warrant may be resold in the absence of an effective registration thereof under the Securities Act pursuant to Rule 144, then upon the request by PTF, Quest shall deliver, at no cost to PTF, to such holder an opinion of Quest's counsel to that effect; provided, however, that Quest's obligation to deliver such an opinion shall be conditioned upon Quest's receipt of a written certification of Sullivan & Worcester, LLP, counsel for PTF (or such other counsel as shall be reasonably acceptable to Quest) that PTF has provided its trading records to such counsel and that, based on review of such information, PTF has not violated sales volume restrictions set forth in Section 6.1.

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         6.3.     Holding Period. Quest agrees and stipulates that, for purposes of Rule 144 of the Securities Act of 1933, as amended, any shares of common stock issuable upon (i) conversion of $250,000.00 in principal amount, and any accrued interest thereon, under the Amended and Restated Unit Note are deemed to have been acquired by PTF on October 12, 2004, the date on which the PTF initially loaned $250,000.00 to Quest pursuant to a Secured Convertible Promissory Note, pursuant to Rule 144(d)(3)(ii) of the Securities Act; (ii) conversion of $100,000.00 in principal amount, and any accrued interest thereon, under the Amended and Restated Unit Note are deemed to have been acquired by PTF on February 22, 2005, the date on which the PTF loaned $100,000.00 to Quest pursuant to the Unit Note, pursuant to Rule 144(d)(3)(ii) of the Securities Act;
                  (iii) upon cashless exercise of the Series A Warrant or Series B Warrant are deemed to have been acquired on February 22, 2005, the date on which the Series A Warrant was issued, pursuant to Rule 144(d)(3)(ii) of the Securities Act; (iv) upon cashless exercise of the April Series A Warrant or April Series B Warrant are deemed to have been acquired on February 22, 2005, the date on which the Series A Warrant was issued, pursuant to Rule 144(d)(3)(ii) of the Securities Act; and
                  (v)(A) conversion of the Amended and Restated Credit Note or
                  (B) cashless exercise of the Amended and Restated PTF Credit Warrant, in either event are deemed to have been acquired by PTF on May 16, 2005, the date on which the PTF purchased the Credit Note and PTF Credit Warrant, pursuant to Rule 144(d)(3)(ii) of the Securities Act of 1933, as amended.

7. RELEASES. The parties agree that the following releases will be delivered at the Closing of the transactions contemplated herein:

         7.1. PTF. PTF, on behalf of it itself and its subsidiaries, affiliates, officers, directors, shareholders, agents, employees, servants, attorneys and representatives, as well as any respective heirs, personal representatives, successors and assigns of any and all of them (the "PTF Parties"), hereby releases, acquits, and discharges Quest and its subsidiaries (including, but not limited to, QEL and Gwenco), affiliates, officers, directors, shareholders, agents, employees, servants, attorneys and representatives, as well as any respective heirs, personal representatives, successors and assigns of any and all of them (the "Quest Parties") from any and all claims, demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets against indebtedness and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, including without implied limitation, such claims and defenses as fraud, mistake, duress and usury, which the PTF Parties ever had, now have, or might hereafter have against the Quest Parties which arise out of or relate to the Prior Financings, except to the extent that the Prior Financings are specifically amended and restated herein and provision for payment is specifically made herein, in the Amended and Restated Unit Note, the Amended and Restated Credit Note, the Amended and Restated PTF Credit Warrant, in the Settlement Warrant, or any other document, instrument, agreement, or other papers issued, executed, or delivered pursuant hereto.

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                  As a part of such release, PTF will dismiss all litigation, and release all judgments, if any, against Quest arising out of or relating to the Prior Financings.

         7.2. QUEST. Quest, Gwenco, and QEL, on behalf of themselves and the Quest Parties, hereby release, acquit, and discharge the PTF Parties from any and all claims, demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets against indebtedness and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, including without implied limitation, such claims and defenses as fraud, mistake, duress and usury, which the Quest Parties ever had, now have, or might hereafter have against the PTF Parties which arise out of or relate to the Prior Financings, except to the extent that the Prior Financings are specifically amended and restated herein and provision for payment is specifically made herein, in the Amended and Restated Unit Note, the Amended and Restated Credit Note, the Amended and Restated PTF Credit Warrant, in the Settlement Warrant, or any other document, instrument, agreement, or other papers issued, executed, or delivered pursuant hereto. As a part of such release, Quest will dismiss all litigation, and release all judgments, if any, against PTF arising out of or relating to the Prior Financings.

8. CONDITIONS OF CLOSING BY PTF. The obligation of PTF to perform this Agreement is subject to the continued performance by Quest of the following conditions subsequent:

         8.1. Restructure Documents. The Restructure Documents and all other instruments and documents incidental to the transactions contemplated hereby shall have been duly executed, acknowledged (where appropriate), and delivered to PTF by Quest, all in form and substance satisfactory to PTF.

         8.2. Authority. PTF shall have received a certificate of incorporation, certificate of good standing, a certified copy of the bylaws and certified copies of corporate resolutions and other documents reasonably required to authorize the execution, delivery and performance of the Restructure Documents by Quest, QEL, and Gwenco, all in form and substance satisfactory to the PTF.

         8.3. Representations and Warranties. The representations and warranties of Quest set forth in this Agreement shall be true and correct on and as of Closing.

         8.4.     Deliveries. Quest shall have delivered the following to PTF:

                  8.4.1.   Funds.   A check or wire transfer pursuant to the
                           instructions set forth on Schedule 4.1 in the amount of $264,000.00;

                  8.4.2.   Notes.   The Amended and Restated Unit Note and the
                           Amended and Restated Credit Note;

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                  8.4.3.   Resolutions.   Copies of resolutions of the board of
                           directors of Quest authorizing the execution, delivery and performance of the Restructure Documents by Quest;

                  8.4.4.   Articles and Certificate.   A copy of the articles of
                           incorporation of Quest, QEL, and Gwenco, and a certificate of good standing as to Quest issued by the secretary of state of Utah;

                  8.4.5.   Common Stock.   The certificates representing the
                           Series A Warrant Shares and the Series B Warrant Shares in definitive form and registered in the name of PTF.

                  8.4.6.   Instruction Letter.   An irrevocable letter of
                           instruction to Quest's transfer agent regarding the issuance of Common Stock issuable under this Agreement, the Series A Warrants, the Series B Warrants, the Amended and Restated Unit Note, the Settlement Warrant, the Amended and Restated Credit Note, or the Amended and Restated PTF Credit Warrant, in form and substance satisfactory to PTF.

                  8.4.7.   Current Report on Form 8-K.   A form of current
                           report on Form 8-K disclosing the execution of this Agreement and the terms hereof, which Quest shall file with the SEC within four (4) business days of the Closing.

                  8.4.8.   Stipulated Judgments; Dismissals.   The Unit
                           Stipulation, the Credit Stipulation, the Unit Dismissal, the Credit Dismissal, and the Kentucky Dismissal, in form and substance satisfactory to PTF.

9. CONDITIONS OF CLOSING BY QUEST. The obligations of Quest to perform this Agreement and consummate the transactions contemplated hereby, is subject to the performance by PTF of each of the following conditions subsequent:

         9.1. Restructure Documents. The Restructure Documents and all other instruments and documents incidental to the transactions contemplated hereby shall have been duly executed, acknowledged (where appropriate), and delivered to Quest by PTF, all in form and substance satisfactory to Quest.

         9.2. Authority. Quest shall have received certified copies of corporate resolutions and other documents reasonably required to authorize the execution, delivery and performance of the Restructure Documents by PTF, all in form and substance satisfactory to the Quest.

         9.3. Representations and Warranties. The representations and warranties of PTF set forth in this Agreement shall be true and correct on and as of Closing.

         9.4.     Deliveries. PTF shall have delivered the following to the
                  Quest:

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                  9.4.1.   Notes.   The original executed Unit Notes and Credit
                           Note;

                  9.4.2.   Warrants.   The original executed Series A Warrants,
                           Series B Warrants and PTF Credit Warrant;

                  9.4.3. Resolutions. Copies of resolutions of the board of directors of PTF authorizing the execution, delivery and performance of the Restructure Documents by PTF;

                  9.4.4. Attorney's Fees. PTF will deliver letters addressed to Quest from its attorneys of record in each of the Unit Litigation, the Credit Litigation, and the Kentucky Litigation verifying the attorney's fees and costs which PTF has incurred in connection with these litigations to date.

                  9.4.5.   Stipulated Judgments; Dismissals.   The Unit
                           Stipulation, the Credit Stipulation, the Unit Dismissal, the Credit Dismissal, and the Kentucky Dismissal, in form and substance satisfactory to Quest.

10. REPRESENTATIONS AND WARRANTIES OF QUEST COMPANIES. To induce PTF to enter into this Agreement and, Quest, QEL, and Gwenco (collectively, the "Quest Companies") represent and warrant to PTF that:

         10.1. Existence and Power. Each Quest Company is a corporation duly incorporated and validly existing in good standing under the laws of its jurisdiction of incorporation and is authorized and qualified to do business in each state where, because of the nature of the activities or assets, such qualification is required, except those states where failure to so qualify will not have a material adverse effect; each Quest Company has adequate authority, power and legal right to enter into, execute, deliver and perform the terms of the Restructure Documents, to borrow money and to give security for borrowings as contemplated by the Restructure Documents and to consummate the transactions contemplated thereby, and in doing so, no Quest Company will violate any law or the provisions of any articles, charter or bylaws. The Restructure Documents, upon their execution and delivery, will constitute valid, legal and binding obligations of each Quest Company, enforceable in accordance with their terms, subject only to applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditor's rights.

         10.2. Full Disclosure. Neither this Agreement, the other Restructure Documents nor any statement or documents referred to herein or delivered to PTF by the Quest Companies, or any other party on their behalf contains any untrue statement or omits to state a material fact necessary to make the statements herein or therein not misleading.

         10.3.    SEC Reports and Financial Statements.
                  ------------------------------------

                  10.3.1. Quest has delivered or made available to PTF accurate and complete copies (excluding copies of exhibits) of each report, registration statement, and definitive proxy statement filed by the Company with the United States Securities and Exchange Commission ("SEC") since January 1, 2004 (collectively, with all information incorporated by reference therein or deemed to be incorporated by reference therein, the "SEC Reports"). All statements, reports, schedules, forms and other documents required to have been filed by Quest with the SEC have been so filed. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended; and (ii) none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  10.3.2. Except for the pro forma financial statements, the consolidated financial statements contained in the SEC Reports: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements and, in the case of unaudited statements, as permitted by Form 10-QSB of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end audit adjustments which will not, individually or in the aggregate, be material in amount); and (iii) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations of Quest and its consolidated subsidiaries for the periods covered thereby. All adjustments considered necessary for a fair presentation of the financial statements have been included.

         10.4. Liens. The Collateral (as defined in the Security Agreement) has been duly and validly assigned, delivered and pledged by Quest under the Security Agreement, and the Security Agreement, together with such assignment, delivery and pledge, creates a valid security interest in the Collateral.

         10.5. Leases. Within thirty days of the Closing, Gwenco shall deliver to PTF true and correct copies of all leases described in the Mortgage (the "Leases"). Except as set forth on
                  Schedule 10.5 hereto (which the Quest Companies may supplement or amend currently with the delivery of the Leases), the Leases are legal, valid, binding, and in full force and effect and enforceable by Gwenco in accordance with their respective terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles.

         10.6. Survival of Representations. All representations and warranties made by Quest herein will survive the Closing, and any investigation at any time made by or on behalf of PTF will not diminish PTF's right to rely thereon. All statements contained in any certificate or other instrument delivered by or on behalf of Quest under or pursuant to this Agreement or in connection with the transactions contemplated hereby will constitute representations and warranties made by Quest hereunder.

11. REPRESENTATIONS AND WARRANTIES OF PTF. To induce Quest to enter into this Agreement, PTF represents and warrant to Quest that:

         11.1. Existence and Power. PTF is and will continue to be a limited liability company duly formed and validly existing in good standing under the laws of New York and is authorized and qualified to do business in each state where, because of the nature of the activities or assets, such qualification is required, except those states where failure to so qualify will not have a material adverse effect; PTF has adequate authority, power and legal right to enter into, execute, deliver and perform the terms of the Restructure Documents and to consummate the transactions contemplated thereby. The Restructure Documents, upon their execution and delivery, will constitute valid, legal and binding obligations of PTF, enforceable in accordance with their terms, subject only to applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditor's rights.

         11.2. Information on Subscriber. PTF is, and will be at the time of the conversion of the Amended and Restated Unit Note or the Amended and Restated Credit Note and exercise of the Amended and Restated PTF Credit Warrant or the Settlement Warrant, an "accredited investor", as such term is defined in Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable PTF to utilize the information made available by the Quest to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. PFT has the authority and is duly and legally qualified to purchase and own the Amended and Restated Unit Note, Series A Warrant Shares, the Series B Warrant Shares, the Amended and Restated Credit Note, the Amended and Restated PTF Credit Warrant, the Settlement Warrant, the Unit Conversion Shares, the Credit Conversion Shares, the Credit Warrant Shares and the Settlement Shares (collectively, the "Securities"). PTF is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

         11.3. Purchase of Securities. On the Closing Date, PTF will acquire the Amended and Restated Unit Note, the Amended and Restated Credit Note, the Series A Warrant Shares, the Series B Warrant Shares, the Amended and Restated PTF Credit Warrant and the Settlement Warrant as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

         11.4. Compliance with Securities Act. PTF understands and agrees that the Securities have not been registered under the Securities Act of 1933, as amended or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act of 1933, as amended (based in part on the accuracy of the representations and warranties of PTF contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the Securities Act of 1933, as amended or any applicable state securities laws or is exempt from such registration.

         11.5. Shares Legend. The Series A Warrant Shares, the Series B Warrant Shares, the Unit Conversion Shares, the Credit Conversion Shares, the Credit Warrant Shares and the Settlement Shares shall bear the following or similar legend:


                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."


         11.6. Warrants Legend. The Amended and Restated PTF Credit Warrant and the Settlement Warrant shall bear the following or similar legend:


                  "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

         11.7. Note Legend. The Amended and Restated Unit Note and the Amended and Restated Credit Note shall bear the following legend:


                  "THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."


         11.8. Communication of Offer. The offer to sell the Securities was directly communicated to the PTF by Quest. At no time was PTF presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

         11.9. Restricted Securities. PTF understands that the Securities have not been registered under the Securities Act of 1933, as amended and PTF will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the Securities Act of 1933, as amended

         11.10. No Governmental Review. PTF understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

12.      MISCELLANEOUS. It is further agreed as follows:

         12.1. Recitals. The recitals are hereby acknowledged by the parties to be true and correct and are adopted and incorporated herein as material terms of this Agreement.

         12.2. Hold Harmless. Each party hereby agrees to indemnify and hold any other party to this Agreement harmless from all liability, loss, damage or expense, including reasonable attorney's fees, whether incurred under retainer, salary or otherwise, that such party may incur in good faith in compliance with or the enforcement of the terms of this Agreement or any of the Restructure Documents.

         12.3. Supersession. It is agreed and understood between Quest and PTF that: (a) except to the extent the Prior Financing Documents are amended hereby, at and after the Closing, the Prior Financings will remain in full force and effect; and (b) the execution of this Agreement will not discharge, interrupt, impair, abate or otherwise modify the priority or the validity of any lien or security interest securing payment of the indebtedness evidenced by the Prior Financing Documents.

         12.4. Notices. All notices, requests and demands will be served by first class or express mail, postage prepaid, or sent by telex, telegram, telecopy or other similar form of rapid transmission confirmed by mailing written confirmation at substantially the same time as such rapid transmission, as follows:


                  Quest-            Quest Minerals & Mining Corp.
                                    18B 5th Street
                                    Paterson, NJ 07524
                                    Telephone: (973) 684-0075
                                    Attention: Eugene Chiaramonte, Jr.
                                    Facsimile: (973) 684-8009

                  With a copy to-   Marc A. Indeglia
                                    Spectrum Law Group, LLP
                                    1900 Main Street, Suite 125
                                    Irvine, CA 92614
                                    Fax: (949) 851-5940

                  PTF -             Professional Traders Fund LLC
                                    1400 Old Country Road, Suite 206
                                    Westbury, New York
                                    Attn:  Howard Berger
                                    Fax: (516) 228-8270

                  With a copy to -  Andrew T. Solomon
                                    Sullivan & Worcester LLP
                                    1290 Avenue of the Americas, 29th Floor
                                    New York, New York 10104
                                    Fax: (212) 660-3001

                  or at such other address as any party designates for such purpose in a written notice to the other parties. Notices will be deemed to have been given on the date notice is sent by rapid transmission or three business days after notice is placed in the mail, properly addressed, postage prepaid.

         12.5. Construction. Nothing contained in this Agreement will be construed to constitute PTF as a joint venturer with Quest or to constitute a partnership. The descriptive headings of the paragraphs of this Agreement are for convenience only and are not to be used in the construction of the content of this Agreement. This Agreement may be executed in multiple counterparts, each of which will be an original instrument, but all of which will constitute one agreement.

         12.6. Venue. This Agreement and the documents issued hereunder are executed and delivered as an incident to a lending transaction negotiated and to be performed in New York, New York. The Restructure Documents are intended to constitute a contract made under the laws of the State of New York and to be construed in accordance with the internal laws of said state. Quest and PTF hereby waive all objections and irrevocably consent to the jurisdiction and venue of any state or federal court sitting in New York, New York.

         12.7. Attorney's Fees. The prevailing party in any proceeding instituted to resolve any dispute between any of the parties arising out of or relating to this Agreement shall be entitled, in addition to any award rendered, to all reasonable attorneys' fees, costs and expenses incurred in connection with any such proceeding.

         12.8. Severability. In case any one or more of the provisions contained in the Restructure Documents should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions will not in any way be affected or impaired thereby in any other jurisdiction; and the validity, legality and enforceability of the remaining provisions contained herein and therein will not in any way be affected or impaired thereby.

         12.9. No Oral Modification. This Agreement may not be amended, altered, modified or changed verbally, but only by an agreement in writing signed by the party against whom enforcement of any amendment, waiver, change, modification or discharge is sought.

         12.10. Exclusive Benefit. All provisions of the Restructure Documents are for the sole and exclusive benefit of the Quest and PTF, and no other person will have standing to require satisfaction of the provisions thereof or be entitled to assume that advances thereunder will not be made by the Lender in the absence of strict compliance with the provisions of the Restructure Documents. Any and all provisions of the Restructure Documents may be waived by the PTF in whole or in part at any time if, in the sole discretion of the PTF, it is advisable to do so.

         12.11. Binding Effect. This Agreement will be binding on Quest and their successors and permitted assigns and will inure to the benefit of the PTF, and PTF's successors and assigns.

         12.12. Counterparts. This Agreement may be executed in multiple counterparts, each of which will be an original instrument, but all of which will constitute one agreement. The parties to this Agreement may rely upon original, fax, digital or scanned signatures in the execution of this Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
                  --------------------------------------------

         IN WITNESS WHEREOF, Quest and PTF have duly executed this Agreement effective the date first above written.



                                       QUEST MINERALS & MINING CORP., a Utah
                                       corporation

                                       By: /s/ EUGENE CHIARAMONTE, JR.
                                           -------------------------------------
                                           Name:  Eugene Chiaramonte, Jr.
                                           Title: Vice President


                                       GWENCO, INC., a Kentucky corporation

                                       By: /s/ EUGENE CHIARAMONTE, JR.
                                           -------------------------------------
                                           Name:  Eugene Chiaramonte, Jr.
                                           Title: Vice President


                                       QUEST ENERGY, LTD., a Kentucky
                                       corporation

                                       By: /s/ EUGENE CHIARAMONTE, JR.
                                           -------------------------------------
                                           Name:  Eugene Chiaramonte, Jr.
                                           Title: Vice President


                                       PROFESIONAL TRADERS FUND, a New York
                                       limited liability company

                                       By: /s/ HOWARD BERGER
                                           -------------------------------------
                                           Name:  Howard Berger
                                           Title: President